SUPPLEMENT DATED DECEMBER 1, 2006
                     TO THE PROSPECTUS DATED MAY 1, 2006 OF:

     Allianz High Five(TM) Variable Annuity as supplemented June 19, July 7,
                         August 30, and November 6, 2006
  Allianz High Five(TM) L Variable Annuity as supplemented July 7, August 30, and November 6, 2006
      Allianz High Five(TM) Bonus Variable Annuity as supplemented June 22,
                     July 7, August 30, and November 6, 2006

                                    ISSUED BY
              Allianz Life Insurance Company of North America, and
                         Allianz Life Variable Account B

     This supplement updates certain information in the prospectus regarding Market Value Adjustments (MVAs) as applied to Guaranteed Account Value
                (GAV) Transfers and/or Guaranteed Principal Value
          (GPV) Transfers and should be attached to the prospectus and retained for future reference.


     The following change will apply to Contracts issued on or after December 1, 2006 (effective as of the date the change is approved in your state) and to Contracts issued before December 1, 2006, upon our receipt of your election to opt out of MVAs (effective as of the later of the date of state approval or the date of receipt of your opt out election in good order). In section 5 of the prospectus, Our General Account, under "Market Value Adjustment (MVA)," the first sentence of the second paragraph is modified to include GAV and/or GPV Transfers from the Fixed Period Account to the Variable Account initiated by the company (but not transfers initiated by the Owner) in the list of transactions to which we will not apply an MVA.

                                                                   PRO-011-0506